UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2010

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Attached as Exhibit 99.1, and incorporated herein by reference, are copies of the press release and prepared remarks of SeaChange International, Inc. (“SeaChange”), each dated March 11, 2010, reporting SeaChange’s financial results for the fiscal quarter and year ended January 31, 2010.

The information contained in this Item 2.02 and Exhibit 99.1 attached and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This information shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by SeaChange, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

SeaChange and Ed Dunbar reached a mutual agreement that Mr. Dunbar would cease to be SeaChange’s President and Chief Operating Officer, effective March 10, 2010, and that Mr. Dunbar would leave SeaChange on March 15, 2010. In connection with this, SeaChange and Mr. Dunbar entered into a separation agreement, dated as of March 10, 2010. Under the terms of the separation agreement, Mr. Dunbar will continue to receive his base salary through April 13, 2011 and the 60,000 stock options previously granted to Mr. Dunbar upon joining SeaChange were accelerated to be fully vested and exercisable through March 15, 2011.

Mr. Dunbar remains bound by the terms of his previously executed Noncompetition, Nondisclosure and Developments Agreement which provides for a one-year post-employment noncompetition and nonsolicitation period.

A copy of Mr. Dunbar’s separation agreement is attached hereto as Exhibit 10.1.

(c) Election of Yvette Kanouff as President, SeaChange International, Inc.

On March 10, 2010, Yvette Kanouff was appointed SeaChange’s President, in addition to her continuing role as Chief Strategy Officer. Ms. Kanouff, 44, joined SeaChange in September 1997 and has served as SeaChange’s Chief Strategy Officer since March 2006. Previously, Ms. Kanouff served from July 2005 to March 2006 as Senior Vice President, Strategic Planning and

Business Development, and as Vice President, Interactive Television Management from August 2003 to July 2005. Ms. Kanouff served as Vice President, Technology from July 2001 to August 2003, and as Director, Interactive Technology from September 1997 to July 2001. Prior to that, Ms. Kanouff served as Director of Interactive Technologies for Time Warner Cable and worked as a signal processing mathematician at Lockheed Martin.

(e) See Item 5.02(b) above.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are furnished as part of this report:

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated as of March 10, 2010, by and between SeaChange International, Inc. and Ed Dunbar.

99.1	Press release and prepared remarks issued by SeaChange International, Inc., each dated March 11, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/S/ KEVIN M. BISSON
Kevin M. Bisson
Chief Financial Officer, Treasurer, Secretary and Senior Vice President, Finance and Administration

Dated: March 11, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated as of March 10, 2010, by and between SeaChange International, Inc. and Ed Dunbar.

99.1	Press release and prepared remarks issued by SeaChange International, Inc., each dated March 11, 2010.